Semi-Annual Report
                    For the Six Months Ended April 30, 2000


                          PROVIDENT INVESTMENT COUNSEL
                                  MUTUAL FUNDS




                            Small Cap Growth Fund I




                          PROVIDENT INVESTMENT COUNSEL
--------------------------------------------------------------------------------
                         Investing in Growth Since 1951

Contents

                                        2   Items of Interest

                                        3   President's Letter

                                        4   Our Philosophy

                                        4   Performance Update/
                                            Portfolio Review

                                        5   Interview with Provident Managers

The Fund                                8   Statement of Assets and Liabilities

                                        9   Statement of Operations

                                       10   Statement of Changes
                                            in Net Assets

                                       11   Financial Highlights

                                       12   Notes to Financial Statements

The Portfolio                          15   Statement of Net Assets

                                       20   Statement of Operations

                                       21   Statement of Changes
                                            in Net Assets

                                       22   Selected Ratio Data

                                       23   Notes to Financial Statements

ITEMS OF INTEREST

* The Growth style of investment continues to enjoy a leadership role. Our strong stock selection and sector allocation in the Fund was rewarded by positive performance.

* The Electronic technology and health technology sectors have been the significant contributors to the Fund's performance over the last few months.

*    Our web site address is:
     WWW.PROVNET.COM

DEAR FELLOW SHAREHOLDERS,

We are once again pleased to report very positive results for the six-months end April 30, 2000 (more detailed information is available on the following pages). The Small Cap Fund enjoyed very positive performance, further closing the performance gap somewhat between the large and smaller capitalization portfolios seen over the last few years.

The market volatility we discussed in earlier reports has continued in the last several months. After starting out the year with a repeat of the positive performance in 1999, investors became concerned about the threat of rising interest rates. Since the middle of March, the psychology of the marketplace has been oscillating between fears of rising interest rates and hope that the Fed has tightened enough.

As with most difficult periods we have seen over the last few years, this period also proved to be temporary. Pundits most recently have been calling this a bear market. Certainly for the NASDAQ Index, off 37% from its high in March through its worst level on Friday May 26th, and 21% for the year through the same May 26th date, this has been a severe correction. However, putting the decline in perspective, it is worth noting that through June 7, the NASDAQ Index has recovered 19.8% off its May low. In our view, what we have witnessed recently may then be more appropriately seen as a long-overdue correction to allow earnings to catch up with valuations. While inflation has been rising, the rate is moderate and our outlook for GDP growth and corporate profitability in 2000 is for strong growth in 2000 with growth for 2001 only moderately slower than this year. Thus this current decline, we believe, will prove to be a correction in an otherwise bull market. Certainly our strategy in the Fund has reflected and continues to reflect this view.

Looking ahead one thing seems clear, and that is investors for the foreseeable future will be paying greater heed to valuation levels. This should translate into a continued broadening out of the market and a more realistic appraisal of "appropriate" valuations on a near- to intermediate-term basis. We look for a more balanced market with value stocks and growth stocks, both small and large, experiencing positive returns.

We appreciate your continued confidence in Provident Investment Counsel.

Sincerely,

/s/ Douglas B. Allen

Douglass B. Allen
President, PIC Investment Trust
June 26, 2000

OUR PHILOSOPHY

*    Focused, fundamental research, properly controlled, adds value.

* Sustainable earnings growth is the most important contributor to long-term stock appreciation.

* Emphasis on strong financial characteristics ensures focus on growth and quality.

* Investment style consistency is critical to superior long-term investment results.

PERFORMANCE UPDATE/PORTFOLIO REVIEW
SMALL CAP GROWTH FUND I

EQUITY SECTOR WEIGHTINGS           Average annual total returns for the period
                                   ended 4/30/00:
Electronic Technology   42.34%                                           SINCE
Technology Services     13.13                                          INCEPTION
Health Technology       12.75       1 YEAR*      3 YEAR      5 YEAR     9/30/93
Commercial Services      5.89       -------      ------      ------     -------
Retail Trade             5.57       104.49%      35.76%      28.89%      22.23%
Industrial Services      4.69
Consumer Services        3.83                                           % OF NET
Utilities                2.74      TOP 10 STOCK HOLDINGS:                ASSETS
Finance                  2.58                                            ------
Transportation           2.08      Credence Systems Corp.                 2.23%
Health Services          1.61      Brooks Automation, Inc.                1.98
Producer Manufacturing   1.27      BISYS Group, Inc.                      1.83
Consumer Non-Durables    0.78      ASM International, N.V.                1.83
Consumer Durables        0.62      Dollar Tree Stores, Inc.               1.72
Process Industries       0.12      Cree, Inc.                             1.39
                                   TranSwitch Corp.                       1.38
                                   Varian Semiconductor Equipment
                                   Associates, Inc.                     1.36
                                   Burr-Brown Corp.                       1.24
                                   Powerwave Technologies, Inc.           1.22

* The total return stated above was acieved during favorable market conditions. Investors should not expect that such a favorable return can be consistently achieved.

INTERVIEW WITH PROVIDENT MANAGERS

Q DURING THE PAST SIX-MONTH PERIOD CAN YOU EXPLAIN THE MARKET CONDITIONS, HOW THE FUND PERFORMED AND YOUR OVERALL INVESTMENT APPROACH?

A The Fund's performance was very strong in the latter half of the year 1999. Y2K YAWN, some might say, as the world moved through the milestone 1/1/2000 date with few computer glitches or other infrastructure disruptions. But YAWN is hardly descriptive of the U.S. equity markets during this six-month period. At the end of 1999, our stock selection in the Fund proved to be "ON THE MARK." Our emphasis in technology issues, including medical technology, electronic technology, and the Internet were very successful moves. During October and November we increased our technology holdings, but toward the latter part of 1999, we reduced some of the emphasis based on significant price appreciation that was achieved over a very short period of time.

     As we moved into the New Year, we, like so many other investors, strongly believed the technology revolution was a very significant development that would transform the way in which business is conducted, not just here in the United States but around the globe. Since year-end 1999, the stock market has experienced historic volatility. Coming on the heels of what can only be described as a spectacular 4th quarter 1999, we anticipated the markets would be choppy. Investors grappled with interest rate hikes, valuations, and implications of an "old economy" versus "new economy" paradigm. Performance for the months of January and March was weak while February was a very strong month. Companies focused on cellular phone infrastructure and handsets did well as demand for the products, leading technology, and market share gains drove stock prices higher.

     While volatility of returns may remain high, we believe that the fundamental outlook is bright. The recent earnings reports for the companies in the Fund have rarely looked better; most have reported better than expected earnings, or met expectations, and only a few holdings have had earnings lower than expected. We believe these positive earnings trends should continue and are the fundamental underpinning to strong returns going forward. We will continue to be aggressive and flexible in trimming or eliminating holdings where our confidence level for continued strong revenue and/or earnings growth is in question.

Q THERE WAS EXTRAORDINARY STOCK MARKET VOLATILITY DURING THE MONTH OF APRIL. WHAT CAUSED THIS RECENT VOLATILITY? DID THE VOLATILITY IMPACT GROWTH EQUITIES?

A The catalyst for the stock market volatility in April was a combination of higher than expected March PPI and CPI inflation numbers and a strong Cost Employment Index report showing that inflation remained a potential problem for the stock and bond markets. These reports were coupled with the 1st quarter earnings reports of IBM and Microsoft, where in both cases, while EPS growth was in line with analysts' expectations, the slowing of top line growth for both companies surprised investors. The volatility did impact growth equities, where valuations were the highest, more so than value equities. Overnight, investors started to reevaluate the valuation levels of the market as a whole, but more particularly, the valuations of technology-related growth stocks.

     The volatility affected all types of investment strategies, from small and mid cap to large cap, and from growth to value strategies. From our point of view there were several elements or conditions that drove this extraordinary volatility. The first is that the supply/demand equation for equities is very positive. So far in 2000, through March, there has been a reduction of equity supply of $58 billion, accomplished through cash buybacks. For the same time period, the new supply of equity offerings has been $76 billion. So the flood of mutual fund inflows estimated at $100 billion has easily swallowed up the net equity supply of only $18 billion. Not withstanding the potential supply of recent IPOs coming out of lockup, we think this strong demand for equities is very likely to continue. However, investors are increasingly focusing their investments in a narrow group of technology sectors, where valuations are high, and where the slightest problem, either economic or fundamental, real or imagined, causes investors to become increasingly short-term oriented, causing an almost "day trading mentality." This, hopefully temporary, paradigm shift has dramatically increased the market's overall volatility.

     We believe that maintaining a longer-term perspective based on very strong growth in revenues and earnings of the companies in the Fund is essential.

Q WITH THE MARKET VALUATIONS AT RECORD LEVELS, WHAT SECTORS OF THE U.S. ECONOMY LOOK PARTICULARLY ATTRACTIVE NOW? WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A We believe we are still in a bull market that will bolster equities in general but will continue to favor small and large growth companies with strong unit growth, such as technology and drug stocks. The stocks in the Fund that have been under such severe pressure and dragged down absolute and relative performance during April and May are the very stocks that are making the strongest recoveries in June. We continue to believe the positive economic backdrop, coupled with the strong and sustainable earnings growth of the companies in the portfolio, will prevail for the balance of this economic cycle. Further, we believe that the secular opportunities in broadband infrastructure, web-enabling software, and rapid shifts in global telecommunications, along with exciting opportunities in the healthcare area, are the correct areas of concentration. We are currently reducing some exposure to Electronic Technology. However, we continue to feel the semi-conductor and capital equipment companies will continue to show solid advances. Likewise, we have reduced our software exposure where valuations look less attractive. As in April, we continue to selectively add healthcare holdings.

     In our view, we are experiencing protracted strong product cycles such as broadband communications chips, fiberoptics equipment, health technology, and web enabling software that promise to be the strong economic and stock market drivers for the foreseeable future. In the United States alone the penetration of usage of the personal computer, cell phone, and Internet has only scratched the surface. We expect that over the next several years dramatic increases in usage will be experienced. This coupled, with the advances in Health Technology, to include drug delivery systems, genomics, and the biotechnology area argue that advances in technology -- only a few years ago thought to be impossible -- are going to be realized.

     In the months ahead, we will remain disciplined about cutting back or selling stocks which have exceeded our price targets while re-circulating capital into better risk/reward opportunities. While recent returns were volatile, the Fund continues to make very solid progress. For many investors, the recent stock market volatility is a good lesson that risk is inherent in investing. Long-term investors must be willing to accept fluctuations in their portfolio. While short periods of volatility are to be expected, we believe maintaining a longer-term perspective is essential.

     Given the narrowness of the market in the technology-related stocks, we have added some non-technology companies for additional diversification. We will continue to focus on finding attractive opportunities that we believe will provide superior returns and add value to the Fund in the new economy.

PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

ASSETS

Investments in Portfolio, at cost                                 $ 198,817,433
                                                                  =============
Investments in Portfolio, at value                                $ 273,115,238
Receivables:
  Investments in Portfolio sold                                       1,035,901
  Fund shares sold                                                        9,178
  Due from advisor (Note 3)                                              34,240
Prepaid expenses                                                         13,286
                                                                  -------------
    Total assets                                                    274,207,843
                                                                  -------------

LIABILITIES

Payables:
  Investments in Portfolio purchased                                      9,178
  Fund shares redeemed                                                1,035,901
Accrued expenses                                                         34,535
Deferred trustees' compensation (Note 3)                                 43,788
                                                                  -------------
    Total liabilities                                                 1,123,402
                                                                  -------------
NET ASSETS

  Applicable to shares of beneficial interest outstanding         $ 273,084,441
                                                                  =============

  Shares of beneficial interest outstanding                           6,595,506
                                                                  -------------

  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE        $       41.40
                                                                  =============

COMPONENTS OF NET ASSETS

  Paid-in capital                                                 $ 105,461,779
  Accumulated net investment loss                                    (1,217,432)
  Accumulated net realized gain on investments                       94,542,289
  Net unrealized appreciation on investments                         74,297,805
                                                                  -------------
    Net assets                                                    $ 273,084,441
                                                                  =============

See accompanying Notes to Financial Statements.

PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME

Net investment loss from Portfolio                                $  (1,158,684)
                                                                  -------------

Expenses
  Administration fees (Note 3)                                          296,171
  Registration expense                                                   25,139
  Trustee fees                                                           24,411
  Transfer agent fees                                                    13,487
  Legal fees                                                             11,073
  Audit fees                                                              5,022
  Reports to shareholders                                                 5,005
  Custody and accounting services fees                                    3,004
  Miscellaneous                                                           3,637
                                                                  -------------
    Total expenses                                                      386,949
    Less: fees waived and expenses absorbed (Note 3)                   (386,949)
                                                                  -------------
    Net expenses                                                             --
                                                                  -------------
      NET INVESTMENT LOSS                                            (1,158,684)
                                                                  -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

  Net realized gain on investments                                   94,720,543
  Net unrealized appreciation on investments                         17,484,300
                                                                  -------------
    Net realized and unrealized gain on investments                 112,204,843
                                                                  -------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $ 111,046,159
                                                                  =============

See accompanying Notes to Financial Statements.

PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

STATEMENT OF CHANGES IN NET ASSTS
--------------------------------------------------------------------------------

                                                  Six Months Ended      Year Ended
                                                   April 30, 2000+   October 31, 1999
                                                   ---------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss                               $  (1,158,684)    $  (1,528,501)
  Net realized gain on investments                     94,720,543        40,481,209
  Net unrealized appreciation on investments           17,484,300        49,045,476
                                                    -------------     -------------
      NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS                               111,046,159        87,998,184
                                                    -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS

  From net realized gain                              (12,639,383)               --
                                                    -------------     -------------
BENEFICIAL INTEREST SHARE TRANSACTIONS
  Proceeds from shares sold                            35,206,845        61,000,731
  Proceeds from reinvestment of distributions          12,623,251                --
  Cost of shares redeemed                             (91,187,682)      (72,144,938)
                                                    -------------     -------------
  Net decrease in net assets resulting from
    share transactions                                (43,357,586)      (11,144,207)
                                                    -------------     -------------
      TOTAL INCREASE IN NET ASSETS                     55,049,190        76,853,977

NET ASSETS
  Beginning of period                                 218,035,251       141,181,274
                                                    -------------     -------------
  END OF PERIOD                                     $ 273,084,441     $ 218,035,251
                                                    =============     =============
CHANGE IN SHARES
  Shares sold                                             822,874         2,806,320
  Shares issued on reinvestment of distributions          368,132                --
  Shares redeemed                                      (2,165,465)       (3,024,859)
                                                    -------------     -------------
  NET DECREASE                                           (974,459)         (218,539)
                                                    =============     =============

----------
+    Unaudited.

See accompanying Notes to Financial Statements.

PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                    Year Ended October 31,
                                Six Months Ended    --------------------------------------------
                                 April 30, 2000+    1999      1998      1997      1996      1995
                                 ---------------    ----      ----      ----      ----      ----
Net asset value, beginning
  of period                          $ 28.80      $ 18.13   $ 24.08   $ 23.19   $ 18.69   $ 12.90
                                     -------      -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                  (0.18)       (0.20)    (0.03)    (0.40)    (0.10)    (0.07)
  Net realized and unrealized
    gain (loss) on investments         14.46        10.87     (3.99)     1.58      4.60      5.86
                                     -------      -------   -------   -------   -------   -------
Total from investment operations       14.28        10.67     (4.02)     1.18      4.50      5.79
                                     -------      -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
  From net realized gain               (1.68)          --     (1.93)    (0.29)       --        --
                                     -------      -------   -------   -------   -------   -------
Net asset value, end of period       $ 41.40      $ 28.80   $ 18.13   $ 24.08   $ 23.19   $ 18.69
                                     =======      =======   =======   =======   =======   =======

Total return                         50.81%^        58.85    (17.85%)    5.15%    24.08%    44.88%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (millions)                       $ 273.1      $ 218.0   $ 141.2   $ 105.5   $ 196.1   $ 130.3

RATIOS TO AVERAGE NET ASSETS:#++
  Expenses                              1.00%+       1.00%     1.00%     1.00%     1.00%     1.00%
  Net investment loss                  (0.80%)+     (0.79%)   (0.67%)   (0.48%)   (0.60%)   (0.51%)

+  Unaudited.
# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the Portfolio.
+  Annualized.
++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 0.23%, 0.27%, 0.26%, 0.25%, 0.34% and 0.47%, respectively.
^  Not annualized.

See accompanying Notes to Financial Statements.

PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     Provident Investment Counsel Small Cap Growth Fund I (the "Fund") (formerly Provident Investment Counsel Small Cap Growth Fund) is one of twelve series of PIC Investment Trust (the "Trust"). The Trust was organized on December 11, 1991 as a Delaware business trust, with an unlimited number of shares of beneficial interest of $.01 par value, and is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund invests substantially all of its assets in the PIC Small Cap Portfolio (the "Portfolio"), a separate registered management investment company having the same investment objective as the Fund. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. INVESTMENT VALUATION. The Fund reflects its investment in the Portfolio at its proportionate interest in the value of the Portfolio's net assets. Valuation of securities by the Portfolio is discussed at Note 2A of the Portfolio's Notes to Financial Statements.

     B. INVESTMENT INCOME AND DIVIDENDS TO SHAREHOLDERS. The Fund earns income, net of the expenses of the Portfolio, daily on its investment in the Portfolio. All net investment income and realized and unrealized gains or losses on investments of the Portfolio are allocated pro-rata among the Fund and the other Holders of Interests in the Portfolio. Dividends, if any, are paid annually to shareholders of the Fund and recorded on the ex-dividend date.

     C. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     D. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

--------------------------------------------------------------------------------

NOTE 3 - TRANSACTIONS WITH AFFILIATES

     The Trust has entered into administration agreements with Provident Investment Counsel, Inc. ("PIC") and Investment Company Administration, L.L.C. ("ICA") pursuant to which certain employees of these entities serve as officers and/or trustees of the Trust and the Portfolio. PIC and ICA also provide management services necessary for the operations of the Trust and the Portfolio and furnish office facilities. PIC receives a fee for its services to the Fund, at the rate of 0.20% of the average daily net assets of the Fund.

     PIC has voluntarily agreed to reimburse the Fund to the extent necessary so that the expenses of the Fund, including those expenses allocated from the Portfolio, do not exceed 1.00% of the Fund's average daily net assets. The amount of fees waived and expenses absorbed for the six months ended April 30, 2000 were $288,928 and $98,021, respectively.

     Pursuant to a contract with the Funds, PIC has agreed to reimburse each Fund and Portfolio for investment advisory fees and other expenses for ten years ending March 1, 2010. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds and Portfolios if, within three subsequent years, a Fund's or Portfolio's expenses are less than the limit agreed to by PIC. Any reimbursements to PIC are subject to approval by the Board of Trustees.

     ICA receives an annual fee for its services of $10,000.

     First Fund Distributors, Inc. (the "Distributor"), a registered broker-dealer, acts as the principal underwriter for the Trust in connection with the offering of its shares. The Distributor is an affiliate of ICA. The Distributor received no commissions from sales or redemptions of Fund shares during the six months ended April 30, 2000.

     On December 19, 1995, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Funds. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value which would have been earned if the account had

PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

--------------------------------------------------------------------------------

been invested in designated investments. The Fund recognizes as trustee expense amounts accrued as meetings are held plus the change in the value of the phantom share account determined on a quarterly basis. For the six months ended April 30, 2000, the change in the value of the phantom share account was unrealized appreciation of $19,855.

NOTE 4 - INVESTMENT TRANSACTIONS

     Additions and reductions in the investment in the Portfolio aggregated $35,324,948 and $91,267,473, respectively.

     At April 30, 2000, the Fund owned 80.8% of the total net assets of the Portfolio.

                            PIC SMALL CAP PORTFOLIO

STATEMENT OF NET ASSETS at April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
 Shares    EQUITY SECURITIES-- 91.80%                                  Value
--------------------------------------------------------------------------------

           Airlines -- 1.17%
 55,440    Ryanair Holdings plc ADS*                               $  2,259,180
 40,000    Skywest, Inc.                                              1,685,000
                                                                   ------------
           Total Airlines                                             3,944,180
                                                                   ------------
           Apparel and Shoes -- 1.55%
 47,700    Hot Topic, Inc.*                                           1,466,775
 30,300    Pacific Sunwear Of California, Inc.*                       1,032,094
 91,150    Too, Inc.*                                                 2,728,803
                                                                   ------------
           Total Apparel and Shoes                                    5,227,672
                                                                   ------------
           Auto Parts -- 1.16%
121,600    Gentex Corp.*                                              3,921,600
                                                                   ------------
           Banks -- 0.18%
 15,200    Commerce Bancorp, Inc.                                       603,250
                                                                   ------------
           Biotechnology -- 6.44%
 21,800    Abgenix, Inc.*                                             1,952,462
 28,600    Alkermes, Inc.*                                            1,522,950
 21,000    Aurora Biosciences Corp.*                                    761,250
 59,100    Celgene Corp.*                                             2,781,394
 32,700    Digene Corp.*                                              1,393,837
 22,500    Emisphere Technologies, Inc.*                                923,555
  8,200    Human Genome Sciences, Inc.*                                 627,812
 23,100    Ilex Oncology, Inc.*                                         554,400
 29,800    Invitrogen Corp.*                                          1,858,775
 85,700    Isis Pharmaceuticals, Inc.*                                  953,412
 11,600    Millennium Pharmaceuticals, Inc.*                            920,750
 38,300    Neose Technology, Inc.*                                    1,196,875
 33,700    Pharmacopeia, Inc.*                                        1,385,912
 55,400    QLT PhotoTherapeutics, Inc.*                               3,078,162
 33,600    Sangamo Biosciences, Inc.*                                   331,800
 28,900    Vertex Pharmaceuticals, Inc.*                              1,510,025
                                                                   ------------
           Total Biotechnology                                       21,753,371
                                                                   ------------
           Business Services -- 2.86%
  6,900    Corporate Executive Board Co.*                               405,375
 25,100    CoStar Group, Inc.*                                          602,008
 12,800    Iron Mountain, Inc.*                                         448,000
196,700    Profit Recovery Group International, Inc. (The)*           3,454,544
 85,900    Teletech Holdings, Inc.*                                   2,802,487
 29,940    TMP Worldwide, Inc.*                                       1,957,327
                                                                   ------------
            Total Business Services                                   9,669,741
                                                                   ------------
           Computer Services -- 7.70%
 98,900    BISYS Group, Inc.*                                         6,187,431
 25,100    Digital Lightwave, Inc.*                                   1,719,350
 55,400    DSP Group, Inc.*                                           3,940,325
 32,300    Electro Scientific Industries, Inc.*                       2,036,919
 38,400    Globix Corp.*                                                864,000
 62,400    Henry Jack & Associates, Inc.                              2,464,800
  8,700    MIPS Technologies, Inc.*                                     251,212
 60,400    Modem Media Poppe Tyson, Inc.*                               883,350
 43,700    National Computer Systems, Inc.                            2,247,819
 56,450    NICE Systems, Ltd. ADR*                                    3,693,947
 34,700    Optimal Robotics Corp.*                                    1,474,750
  8,300    Versata, Inc.*                                               252,112
                                                                   ------------
           Total Computer Services                                   26,016,015
                                                                   ------------
           Computer Software -- 8.53%
 34,800    Business Objects S.A. ADS*                                 3,406,050
 24,600    Clarus Corp.*                                                988,612
 56,100    Electronics For Imaging, Inc.*                             2,931,225
133,700    Emachines, Inc.*                                           1,144,806
 46,600    Exchange Applications, Inc.*                                 567,937
 50,000    Informatica Corp.*                                         2,096,875
 40,000    Macromedia, Inc.*                                          3,480,000
 43,900    Manugistics Group, Inc.*                                   1,879,469
 43,200    Mercator Software, Inc.*                                   1,590,300
 29,700    Mercury Interactive Corp.*                                 2,673,000

                            PIC SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
 Shares                                                                Value
--------------------------------------------------------------------------------

 31,100    Metasolv Software, Inc.*                                   1,061,287
  5,800    Micromuse, Inc.*                                             569,125
 36,900    Mission Critical Software, Inc.*                           1,328,400
 45,300    National Instruments Corp.*                                2,208,375
 17,000    OTG Software, Inc.*                                          374,000
 52,400    Peregrine Systems, Inc.*                                   1,260,875
 39,500    Verity, Inc.*                                              1,281,281
                                                                   ------------
           Total Computer Software                                   28,841,617
                                                                   ------------
           Credit & Finance -- 0.53%
 96,600    Americredit Corp.*                                         1,805,212
                                                                   ------------
           Discount -- 2.82%
 99,133    99 CENTS Only Stores, Inc.*                                3,729,879
100,680    Dollar Tree Stores, Inc.*                                  5,826,855
                                                                   ------------
        Total Discount                                                9,556,734
                                                                   ------------
           Drugs -- 3.41%
 55,400    Cephalon, Inc.*                                            3,116,250
 67,600    Dusa Pharmaceuticals, Inc.*                                1,115,400
 35,950    Jones Pharmaceuticals, Inc.                                1,035,809
 36,300    K-V Pharmaceutical Co.-Class A*                              916,575
 61,000    Medicis Pharmaceutical Corp.-Class A*                      2,668,750
 25,971    Shire Pharmaceuticals Group, plc*                          1,045,333
 49,400    Supergen, Inc.*                                            1,636,375
                                                                   ------------
           Total Drugs                                               11,534,492
                                                                   ------------
           Electronics Components/Semiconductors -- 22.89%
 42,200    Advanced Energy Industries, Inc.*                          2,911,800
 34,200    Alpha Industries, Inc.                                     1,778,400
179,300    ASM International, N.V.*                                   6,185,850
 74,375    Brooks Automation, Inc.*                                   6,670,508
 61,700    Burr-Brown Corp.*                                          4,203,312
 52,700    Credence Systems Corp.*                                    7,522,925
 32,400    Cree, Inc.*                                                4,714,200
 13,500    Digitas, Inc.*                                               208,406
 10,000    Elantec Semiconductor, Inc.*                                 405,000
 29,800    Electroglas, Inc.*                                         1,154,750
 38,300    Exar Corp.*                                                3,070,583
 55,800    Gasonics International Corp.*                              1,841,400
 40,200    GlobeSpan, Inc.*                                           3,819,000
 82,200    Integrated Device Technology, Inc.*                        3,950,737
 44,100    Lattice Semiconductor Corp.*                               2,971,237
 39,300    LTX Corp.*                                                 1,797,975
 23,800    Mattson Technology, Inc.*                                  1,169,175
 34,100    Micrel, Inc.*                                              2,949,650
 41,400    Nanometrics, Inc.*                                         1,588,725
 63,700    Oak Technology, Inc.*                                        895,781
 40,100    Orbotech, Ltd.*                                            3,418,525
 40,900    Plexus Corp.*                                              3,133,962
 41,400    Quicklogic Corp.*                                          1,216,125
 28,900    Semtech Corp.*                                             1,970,619
 10,500    Symyx Technologies, Inc.*                                    348,469
 68,400    Varian Semiconductor Equipment Associates, Inc.*           4,599,900
 45,875    Veeco Instruments, Inc.*                                   2,849,984
                                                                   ------------
           Total Electronics Components/ Semiconductors              77,346,998
                                                                   ------------
           Electrical Equipment/Peripherals -- 3.31%
 35,400    Asyst Technologies, Inc.*                                  1,893,900
 19,900    Dionex Corp.*                                                723,863
 42,500    SanDisk Corp.*                                             3,894,063
 53,050    TranSwitch Corp.*                                          4,671,716
                                                                   ------------
           Total Electrical Equipment/ Peripherals                   11,183,542
                                                                   ------------
           Electronics -- 1.74%
 23,500    Kemet Corp.*                                               1,750,750
 19,925    Powerwave Technologies, Inc.*                              4,145,645
                                                                   ------------
           Total Electronics                                          5,896,395
                                                                   ------------
           Entertainment & Leisure -- 1.99%
 48,700    American Classic Voyages Co.                                 977,044
 41,500    Citadel Communications Corp.*                              1,621,094

                            PIC SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
 Shares                                                               Value
--------------------------------------------------------------------------------

 26,100    Cox Radio, Inc.-Class A*                                   1,892,250
105,470    Fairfield Communities, Inc.*                                 955,822
 67,900    Spanish Broadcasting Systems, Inc.-Class A*                1,268,881
                                                                   ------------
           Total Entertainment & Leisure                              6,715,091
                                                                   ------------
           Financial Services -- 0.69%
 61,900    Metris Companies, Inc.                                     2,321,250
                                                                   ------------
           Food & Restaurants -- 0.46%
 31,500    Performance Food Group, Co.*                                 830,813
 23,900    RARE Hospital International, Inc.*                           739,406
                                                                   ------------
           Total Food & Restaurants                                   1,570,219
                                                                   ------------
           Insurance -- 0.12%
 28,200    Clark/Bardes Holdings, Inc.*                                 398,325
                                                                   ------------
           Internet Services -- 3.34%
 25,600    Agile Software Corp.*                                        948,800
 20,800    Art Technology Group, Inc.*                                1,263,600
  8,000    C-Bridge Internet Solutions, Inc.*                           212,000
 17,300    CyberSource Corp.*                                           261,663
  9,800    Cysive, Inc.*                                                533,487
 29,500    Exactis.Com, Inc.*                                           339,250
 11,600    Herme, Inc.*                                                  84,644
 14,000    Keynote Systems, Inc.*                                       628,250
 21,400    Media Metrix, Inc.*                                          687,475
 48,900    Primus Knowledge Solutions, Inc.*                          1,818,469
 10,900    S1 Corp.*                                                    592,006
  5,700    Selectica, Inc.*                                             216,600
 38,200    Ticketmaster Online-City Search, Inc.*                       764,000
 16,000    Watchguard Technologies, Inc.*                               771,000
 27,300    WebTrends Corp.*                                             895,781
118,600    Wit Capital Group, Inc.*                                   1,252,713
                                                                   ------------
           Total Internet Services                                   11,269,738
                                                                   ------------
           Medical & Dental Products -- 1.35%
 80,900    Cytyc Corp.*                                               3,620,275
 21,500    Zoll Medical Corp.*                                          950,031
                                                                   ------------
           Total Medical &
            Dental Products                                           4,570,306
                                                                   ------------
           Medical Instruments -- 0.80%
  9,625    Affymetrix, Inc.*                                          1,299,977
 34,500    Novoste Corp.*                                             1,414,500
                                                                   ------------
           Total Medical Instruments                                  2,714,477
                                                                   ------------
           Medical/Dental Services -- 1.06%
 30,100    Accredo Health, Inc.*                                        846,562
 76,400    Amsurg Corp. - Class A *                                     446,463
102,745    Renal Care Group, Inc.*                                    2,292,498
                                                                   ------------
           Total Medical / Dental Services                            3,585,523
                                                                   ------------
           Mortage & Related Services -- 0.40%
 27,700    PMI Group, Inc.                                            1,341,719
                                                                   ------------
           Networking -- 1.96%
 60,400    C-Cor Electronics, Inc.*                                   2,363,150
 15,600    Osicom Technologies, Inc.*                                   811,200
 19,900    Performance Technologies, Inc.*                              695,256
 33,400    Visual Networks, Inc.*                                     1,302,600
 36,800    Xircom, Inc.*                                              1,451,300
                                                                   ------------
           Total Networking                                           6,623,506
                                                                   ------------
           Oil & Gas Production -- 0.96%
243,600    Grey Wolf, Inc.*                                             989,625
 57,500    Precision Drilling Corp.*                                  1,840,000
 12,000    UTI Energy Corp.*                                            417,000
                                                                   ------------
           Total Oil & Gas Production                                 3,246,625
                                                                   ------------
           Offshore Drilling -- 1.33%
 12,700    Dril-Quip, Inc.*                                             515,938
 88,800    Pride International, Inc.*                                 2,009,100
 70,300    Rowan Companies, Inc.                                      1,964,006
                                                                   ------------
           Total Offshore Drilling                                    4,489,044
                                                                   ------------
           Oil Field Services/Equipment -- 1.75%
 20,100    Atwood Oceanics, Inc.*                                     1,218,563
 90,500    Marine Drilling Companies, Inc.*                           2,353,000
 69,300    Patterson Energy, Inc.*                                    1,957,725

                            PIC SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
     Shares                                                            Value
--------------------------------------------------------------------------------

     51,000    Trico Marine Services, Inc.*                             385,688
                                                                   ------------
               Total Oil Field Services/Equipment                     5,914,976
                                                                   ------------
               Pollution Control -- 0.26%
     88,900    Newpark Resources, Inc.*                                 733,425
     11,525    Waste Connections, Inc.*                                 144,063
                                                                   ------------
               Total Pollution Control                                  877,488
                                                                   ------------
               Publishing/Advertising -- 2.33%
     34,700    Catalina Marketing Corp.*                              3,513,375
     42,000    Getty Images, Inc.*                                    1,275,750
     34,100    Lamar Advertising Co.*                                 1,502,531
     98,400    Playboy Enterprises, Inc.-Class B*                     1,586,700
                                                                   ------------
               Total Publishing/ Advertising                          7,878,356
                                                                   ------------
               Specialty Retail -- 0.73%
     54,250    Cost Plus, Inc.*                                       1,658,016
     48,800    Electronics Boutique Holdings Corp.*                     793,000
                                                                   ------------
               Total Specialty Retail                                 2,451,016
                                                                   ------------
               Technology -- 0.09%
     31,600    Centra Software, Inc.*                                   292,300
                                                                   ------------
               Telecommunications -- 6.29%
     51,500    Adaptive Broadband Corp.*                              1,673,750
     13,800    AirGate PCS, Inc.*                                     1,183,350
     19,800    Audiocodes, Ltd.*                                      1,485,000
     43,700    Caprock Communications Corp.*                          1,463,950
     22,900    Celeritek, Inc.*                                       1,362,550
     29,500    Eloquent, Inc.*                                          261,812
     13,500    Gilat Satellite Networks, Ltd.*                        1,159,313
      7,400    Ibasis, Inc.*                                            167,425
     57,800    InterVoice-Brite, Inc.*                                  921,188
     28,000    Netro Corp.*                                           1,207,500
     22,400    Orckit Communications, Ltd.*                             991,200
     60,100    Pinnacle Holdings, Inc.*                               3,376,869
     23,700    SBA Communications Corp.*                                962,813
     75,700    Sirius Satellite Radio, Inc.*                          3,004,344
     35,925    Telaxis Communications Corp.*                            940,786
     39,000    Westell Technologies, Inc.*                            1,109,063
                                                                   ------------
               Total Telecommunications                              21,270,913
                                                                   ------------
               Textiles and Shoes -- 0.21%
     58,100    Cutter & Buck, Inc.*                                     708,094
                                                                   ------------
               Toys -- 0.28%
     52,100    JAKKS Pacific, Inc.*                                     957,338
                                                                   ------------
               Trucking -- 0.73%
     72,250    Forward Air Corp.*                                     2,483,594
                                                                   ------------
               Utilities -- 0.38%
     33,300    Independent Energy Holding plc, ADR                    1,298,701
                                                                   ------------
               Total Equity Securities (cost $223,918,638)          310,279,418
                                                                   ------------
Principal
 Amount
--------------------------------------------------------------------------------
             Money Market Investments-- 8.74%
$14,758,985  Temporary Investment Fund Inc. - Temp Fund              14,758,985
 14,758,985  Temporary Investment Fund Inc. - Temp Cash              14,758,985
                                                                   ------------
             Total Money Market Investments (cost $29,517,970)       29,517,970
                                                                   ------------
             Total Investments (cost $253,436,608)                  339,797,388
                                                                   ------------

                            PIC SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
                                                                       Value
--------------------------------------------------------------------------------
             OTHER ASSETS -- 0.30% Receivables:
             Securities sold                                             814,254
             Interest sold                                                25,816
             Interest                                                    116,761
             Prepaid Insurance                                             3,310
             Other assets                                                 16,332
                                                                    ------------
               Total Other Assets                                        976,473
                                                                    ------------
             TOTAL ASSETS                                            340,773,861
                                                                    ------------

             LIABILITIES -- (0.84%) Payables:
             Securities purchased                                      1,459,203
             Interest redeemed                                         1,036,951
             Due to advisor (Note 3)                                     213,659
             Accrued expenses                                             26,597
             Deferred Trustees'
               compensation (Note 3)                                      61,609
                                                                    ------------
               Total Liabilities                                       2,798,019
                                                                    ------------

             NET ASSETS - 100.00%                                   $337,975,842
                                                                    ============

* Non-income producing security.

See accompanying Notes to Financial Statements.

                            PIC SMALL CAP PORTFOLIO

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Income
  Dividends                                                       $      17,449
  Interest                                                              328,483
                                                                  -------------
    Total income                                                        345,932
                                                                  -------------
Expenses
  Investment advisory fees (Note 3)                                   1,389,180
  Administration fees (Note 3)                                          173,647
  Accounting services fees                                               54,800
  Custodian fees                                                         44,303
  Trustee fees                                                           18,350
  Audit fee                                                               9,928
  Insurance expense                                                       3,964
  Legal fees                                                              8,961
  Miscellaneous                                                           4,890
                                                                  -------------
    Total expenses                                                    1,708,023
    Add: expenses recouped by advisor (Note 3)                           28,452
                                                                  -------------
    Net expenses                                                      1,736,475
                                                                  -------------
      NET INVESTMENT LOSS                                            (1,390,543)
                                                                  -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                                    110,788,121
Net unrealized appreciation on investments                           20,014,866
                                                                  -------------
  Net realized and unrealized gain on investments                   130,802,987
                                                                  -------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $ 129,412,444
                                                                  =============

See accompanying Notes to Financial Statements.

                            PIC SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              Six Months Ended     Year Ended
                                               April 30, 2000+  October 31, 1999
                                                -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss                           $  (1,390,543)   $  (1,771,238)
  Net realized gain on investments                110,788,121       48,594,775
  Net unrealized appreciation on investments       20,014,866       56,517,702
                                                -------------    -------------
    Net increase in net assets resulting
      from operations                             129,412,444      103,341,239
                                                -------------    -------------
TRANSACTIONS IN INTEREST
  Contributions by Holders                        115,086,242       68,296,971
  Withdrawals by Holders                         (161,285,745)     (90,528,948)
                                                -------------    -------------
  Net decrease in net assets from
    transactions in Interests                     (46,199,503)     (22,231,977)
                                                -------------    -------------
    TOTAL INCREASE IN NET ASSETS                   83,212,941       81,109,262

NET ASSETS
  Beginning of period                             254,762,901      173,653,639
                                                -------------    -------------
  END OF PERIOD                                 $ 337,975,842    $ 254,762,901
                                                =============    =============

+ Unaudited.

                            PIC SMALL CAP PORTFOLIO

SELECTED RATIO DATA
--------------------------------------------------------------------------------

                                                          Year Ended October 31,
                             Six Months Ended   ----------------------------------------
                              April 30, 2000+   1999     1998     1997      1996    1995
                              ---------------   ----     ----     ----      ----    ----
RATIOS TO AVERAGE NET ASSETS:
  Operating expenses .........    1.00%+        1.00%    1.00%     1.00%    1.00%    1.00%
  Net investment loss ........   (0.80%)#+     (0.79%)* (0.68%)*  (0.49%)* (0.59%)* (0.51%)*

  Portfolio turnover rate ....   63.10%^      133.24%   81.75%   151.52%   53.11%   45.45%

+  Unaudited.
* Net of fees waived and expenses absorbed of 0.00%, 0.01%, 0.01%, 0.01% and 0.07% of average net assets, respectively.
#  Includes expenses recouped of 0.02%.
+  Annualized.
^  Not annualized.

See accompanying Notes to Financial Statements.

                            PIC SMALL CAP PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     PIC Small Cap Portfolio (the "Portfolio") was organized on March 22, 1993 as a trust under the laws of the State of New York. The beneficial interests in the Portfolio are divided into an unlimited number of non-transferable Interests, par value $.01 each. The Portfolio is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Portfolio. These policies are in conformity with generally accepted accounting principles.

     A. VALUATION OF SECURITIES. Equity securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked prices, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

     B. FEDERAL INCOME TAXES. The Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

     C. OTHER. Securities transactions are recorded on the trade date basis. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest is recorded as accrued and dividend income is recorded on the ex-dividend date.

     D. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

     The Portfolio has entered into an investment advisory agreement with Provident Investment Counsel, Inc. ("PIC") and an administration agreement with Investment Company Administration, L.L.C. ("ICA") pursuant to which certain employees of these entities serve as officers and/or trustees of the Portfolio. PIC and ICA also provide management services necessary for the operations of the Portfolio and furnish office facilities.

                            PIC SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------

     PIC receives an investment advisory fee for its services to the Portfolio at the annual rate of 0.80% of its average daily net assets. PIC has voluntarily agreed to limit the expenses of the Portfolio to 1.00% of its average daily net assets. During the six months ended April 30, 2000, PIC recouped $28,452 in expenses.

     Pursuant to a contract with the Funds, PIC has agreed to reimburse each Fund and Portfolio for investment advisory fees and other expenses for ten years ending March 1, 2010. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds and Portfolios if, within three subsequent years, a Fund's or Portfolio's expenses are less than the limit agreed to by PIC. Any reimbursements to PIC are subject to approval by the Board of Trustees.

     ICA receives for its services a fee at the annual rate of 0.10% of average daily net assets of the Portfolio.

     On December 19, 1995, the Portfolio approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Portfolios. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a Trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Portfolio recognizes as trustee expense amounts accrued as meetings are held plus the change in the value of the phantom share account determined on a quarterly basis. For the six months ended April 30, 2000, the change in the value of the phantom share account was unrealized appreciation of $16,090.

NOTE 4 - INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, for the six months ended April 30, 2000 were $206,915,721 and $271,401,954, respectively.

     The cost of securities for federal income tax purposes was $253,436,608. The aggregate gross unrealized appreciation and depreciation of investment securities, based on their cost for federal income tax purposes, were as follows:

   Gross unrealized appreciation .............................  $ 113,775,120
   Gross unrealized depreciation .............................    (27,414,340)
                                                                -------------
      Net unrealized appreciation ............................  $  86,360,780
                                                                =============

                   Provident Investment Counsel Mutual Funds

Trustees and Officers

TRUSTEES AND OFFICERS-- P*I*C INVESTMENT TRUST
--------------------------------------------------------------------------------
Thomas J. Condon, Trustee
Jettie M. Edwards, Trustee
Richard N. Frank, Trustee
James Clayburn LaForce, Trustee
Angelo R. Mozilo, Trustee
Wayne H. Smith, Trustee
Douglass B. Allen, President and Trustee
Aaron W.L. Eubanks, Sr., Vice President and Secretary
William T. Warnick, Vice President and Treasurer

TRUSTEES AND OFFICERS-- P*I*C Portfolios
--------------------------------------------------------------------------------
Thomas J. Condon, Trustee
Jettie M. Edwards, Trustee
Richard N. Frank, Trustee
James Clayburn LaForce, Trustee
Angelo R. Mozilo, Trustee
Wayne H. Smith, Trustee
Douglass B. Allen, President and Trustee
Aaron W.L. Eubanks, Sr., Vice President and Secretary
William T. Warnick, Vice President and Treasurer

LEGAL COUNSEL
--------------------------------------------------------------------------------
Paul, Hastings, Janofsky & Walker, LLP

INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
PricewaterhouseCoopers LLP

--------------------------------------------------------------------------------
This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.